                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) November 25, 1996
                                                          -----------------


                           REPUBLIC INDUSTRIES, INC.
                           -------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


                 0-9787                                        73-1105145
                 ------                                        ----------
              (Commission                                    (IRS Employer
              File Number)                                 Identification No.)


      200 East Las Olas Boulevard
           Ft. Lauderdale, FL                                    33301
      ---------------------------                                -----
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code (954) 627-6000
                                                          --------------


                                      N.A.
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

On November 25, 1996, Republic Industries, Inc. (the "Registrant") acquired from Michael S. Egan, certain trusts controlled by Mr. Egan, Norman D. Tripp and William H. Kelly, Jr. (collectively, the "Alamo Shareholders") in merger transactions, all of the outstanding capital stock of Alamo Rent-A-Car, Inc. and certain related entities (collectively, "Alamo"). As a result of such transactions, Alamo became a wholly-owned subsidiary of the Registrant.

Pursuant to an Agreement and Plan of Reorganization (the "Agreement"), dated November 6, 1996 among the Registrant, certain subsidiaries thereof, Alamo, and the Alamo Shareholders, the Registrant acquired Alamo in exchange for an aggregate of 22,123,893 shares of the common stock, par value $.01 per share, of the Registrant, valued at approximately $625 million. The transaction will be accounted for under the pooling of interests method of accounting.

The descriptions contained herein of the Agreement and the transactions contemplated thereunder are qualified in their entirety by reference to the Agreement and the Press Release, dated November 25, 1996, attached hereto as Exhibits 2 and 99.3, respectively, which are incorporated herein by reference.

ITEM 5.   OTHER EVENTS

REPORTING OF CERTAIN FINANCIAL INFORMATION FOR REGISTRATION AND OTHER PURPOSES. In connection with the consummation of the acquisition of Alamo and certain acquisitions of insignificant businesses which, in the aggregate, are significant, as well as the proposed acquisitions by the Registrant of AutoNation Incorporated ("AutoNation"), Addington Resources, Inc. ("Addington") and Continental Waste Industries, Inc. ("Continental"), and in accordance with Rule 3-05 of Regulation S-X, the Registrant is filing herewith certain historical and pro forma financial information relating to such consummated acquisitions, AutoNation, Addington and Continental. In addition, the Registrant is filing herewith audited consolidated financial statements which have been restated to reflect the acquisition of CarChoice, Inc. and subsidiary, which was accounted for under the pooling of interests method of accounting and audited supplemental consolidated financial statements which give retroactive effect to the acquisition of Alamo which will be accounted for under the pooling of interests method of accounting. In addition, in connection with the Alamo acquisition, attached hereto as Exhibit 99.2 and incorporated herein by reference are the historical financial statements of DKBERT Assoc. and Guy Salmon USA, Ltd. and subsidiaries, together with independent auditors' reports of KPMG Peat Marwick LLP, which are referred to in the auditors' report of Arthur Andersen LLP on the supplemental consolidated financial statements referred to above. Such financial information is attached hereto as Exhibits
99.1 and 99.2, respectively, and incorporated herein by reference. Exhibits
99.1 and 99.2 are hereby incorporated by reference into the Registrant's Registration Statements on Form S-3, file numbers 33-61649, 33-62489, 33-63735, 33-65289, 333-01757, 333-04269 and 333-08479, and on Form S-8, file numbers
33-93742 and 333-07623.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

  (a) The historical combined financial statements of Alamo required by this
      Item 7(a) are incorporated herein by reference to Exhibit 99.1 attached hereto.
  (b) The pro forma financial information of Alamo required by this Item 7(b) are incorporated by reference to the audited supplemental consolidated financial statements included in Exhibit 99.1 attached hereto.
  (c) Exhibits.

      The Exhibits to this Report are listed in the Exhibit Index set forth elsewhere herein.

                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  REPUBLIC INDUSTRIES, INC.



                                  By: /s/ Michael S. Karsner
                                     ----------------------------------
                                          Michael S. Karsner
                                          Senior Vice President
                                          and Chief Financial Officer

Date:  December 13, 1996
       ------------------

                          REPUBLIC INDUSTRIES, INC.

                                EXHIBIT INDEX


      Number and
Description of Exhibit
----------------------
        1.      None

        2. Agreement and Plan of Reorganization, dated November 6, 1996 among Republic Industries, Inc., the Republic Subsidiaries named therein, the Shareholders named therein, Alamo Rent-A-Car, Inc. and other Conveyed Entities named therein.

        4.      None

        15.     None

        16.     None

        17.     None

        21.     None

        23.1    Consent of Arthur Andersen LLP

        23.2    Consent of Munson, Cronick & Associates

        23.3    Consent of KPMG Peat Marwick LLP

        24.     None

        27.     Financial Data Schedule (for SEC use only)

        99.1    Financial Information

        99.2 Historical Financial Statements of DKBERT Assoc. and Guy Salmon USA, Ltd. and Subsidiaries

        99.3    Press Release, dated November 25, 1996.